Exhibit 32

     CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to her knowledge, (I) the Form 10-QSB filed by TPI Land Development III Limited Partnership (the "Issuer") for the quarter ended September 30, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (II) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                   TPI LAND DEVELOPMENT III LIMITED PARTNERSHIP


Date: November 10, 2003            By: /s/ Lawrie Porter,
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                                      Managing Member, Investors Recover Group,
                                      LLC, General Partner

                                      /s/ Lawrie Porter,
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                                      Principal Executive and Financial Officer